Exhibit 10.1.1

FIRST AMENDMENT TO THE

THIRD AMENDED AND RESTATED

LIMITED LIABILITY COMPANY OPERATING AGREEMENT

OF

NATIONAL CINEMEDIA, LLC

This First Amendment to the Third Amended and Restated Limited Liability Company Operating Agreement (this “Amendment”) of National CineMedia, LLC, a Delaware limited liability company (the “Company”), is made and entered into as of March 16, 2009, by and among each of the parties hereto and amends the Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC, dated as of February 13, 2007 (the “LLC Agreement”).

RECITALS

WHEREAS, American Multi-Cinema, Inc., a Missouri Corporation (“AMC” or the “AMC Founding Member”), Cinemark Media, Inc., a Delaware corporation (“Cinemark Media” or the “Cinemark Founding Member”), Regal CineMedia Holdings, LLC, a Delaware limited liability company (“Regal” or the “Regal Founding Member”), and National CineMedia, Inc., a Delaware corporation (“NCM Inc.”) are parties to the LLC Agreement;

WHEREAS, AMC, Cinemark Media, Regal and NCM Inc. desire to amend the LLC Agreement pursuant to the terms and conditions hereof; and

NOW, THEREFORE, the parties hereto agree as follows:

1.	Amendment to Section 2.6 (Purposes). Section 2.6 (Purposes) is hereby deleted and restated in its entirety as follows:

“2.6 Purposes. The purpose of the Company is to:

(a) operate and maintain a digital content network (“DCN”) that is able to distribute advertising, marketing, promotional and other digital content for display on theatre screens and video display monitors in theatres on a worldwide basis and that, among other things, will compete with all areas and forms of media (including cable and television broadcasters), advertising, marketing, promotional and/or any distribution of digital content via any media format on a worldwide basis;

(b) provide advertising, marketing and promotional activities on behalf of any Person involved in the business of exhibiting theatrical motion pictures, including, but not limited to, the Founding Members and their Affiliates (including the Services as set forth in the Exhibitor Services Agreements) whether displayed over the DCN, as non-digital content for display on non-digital theatre screens, through lobby or other in-theatre promotions, or through sponsorships of special events;

(c) own, operate and maintain a business that provides advertising, marketing and promotional materials and other activities to fitness centers, health clubs and other out-of-home advertising venues such as airlines and theme parks; and

(d) engage in all activities and transactions in furtherance of the foregoing purposes (collectively, the “Joint Venture Purposes”).”

2.	No Other Changes. Except as expressly modified hereby, all terms, conditions and provisions of the LLC Agreement shall continue in full force and effect. This Amendment shall be deemed to be and construed as part of the LLC Agreement, and the LLC Agreement shall be deemed to be and be construed as part of this Amendment; provided, however, that in the event of any inconsistency or conflict between the LLC Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

3.	Counterparts. This Amendment may be executed in one or more counterparts and by different parties on separate counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument. The parties agree that this Amendment shall be legally binding upon the electronic transmission, including by facsimile or email, by each party of a signed signature page hereof to the other party.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment or caused this Amendment to be executed on its behalf as of the date first written above.

AMERICAN MULTI-CINEMA, INC.

By:	/s/ Craig R. Ramsey
Name:	Craig R. Ramsey
Title:	Executive Vice President & CFO

CINEMARK MEDIA, INC.

By:	/s/ Michael Cavalier
Name:	Michael Cavalier
Title:	Senior Vice President-General Counsel

REGAL CINEMEDIA HOLDINGS, LLC

By:	/s/ Michael Campbell
Name:	Michael Campbell
Title:	Chief Executive Officer and Chairman of Regal Entertainment Group

NATIONAL CINEMEDIA, INC.

By:	/s/ Ralph E. Hardy
Name:	Ralph E. Hardy
Title:	Executive Vice President-General Counsel